Exhibit 99.2

Earnings Conference Call October 31, 2013 Quarter Ended September 30, 2013

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP 3 Sep-13 Jun-13 Net sales 212,740 $ 202,723 $ Gross margin 30,239 $ 17,534 $ Gross margin as a percentage of net sales 14.2% 8.6% Selling, general and administrative 22,662 $ 26,502 $ SG&A as a percentage of net sales 10.7% 13.1% Operating income (loss) 309 $ (19,958) $ Net loss (13,098) $ (35,139) $ Loss per share - basic (0.29) $ (0.78) $ Loss per share - diluted (0.29) $ (0.78) $ Weighted avg. shares - basic 45,092 45,022 Weighted avg. shares - diluted 45,092 45,022 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Income Statement Highlights Non-GAAP 4 Sep-13 Jun-13 Net sales 212,740 $ 202,723 $ Adjusted gross margin 31,518 $ 22,867 $ Gross margin as a percentage of net sales 14.8% 11.3% Adjusted selling, general and administrative 21,081 $ 23,590 $ SG&A as a percentage of net sales 9.9% 11.6% Adjusted operating income (loss) 4,630 $ (7,044) $ Adjusted net loss (5,710) $ (17,023) $ Loss per share - basic (0.13) $ (0.38) $ Loss per share - diluted (0.13) $ (0.38) $ Weighted avg. shares - basic 45,092 45,022 Weighted avg. shares - diluted 45,092 45,022 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Adjusted Gross Margin 5 (Amounts in thousands, except percentages) Sep-13 Jun-13 Net sales 212,740 $ 202,723 $ Gross margin 30,239 $ 17,534 $ Adjustments: Inventory write down - 3,886 Plant start-up costs 1,050 1,133 Stock-based compensation 229 314 Adjusted gross margin 31,518 $ 22,867 $ Adjusted gross margin as a percentage of net sales 14.8% 11.3% For the Quarters Ended

Adjusted Selling, General & Administrative Expenses 6 Sep-13 Jun-13 Net sales 212,740 $ 202,723 $ Selling, general and administrative expenses 22,662 $ 26,502 $ Adjustments: NEC TOKIN investment related expenses (125) (1,307) ERP integration costs (1,079) (1,010) Stock-based compensation (377) (595) Adjusted selling, general and administrative expenses 21,081 $ 23,590 $ Adjusted selling, general and administrative as a percentage of net sales 9.9% 11.6% (Amounts in thousands, except percentages) For the Quarters Ended

Adjusted Operating Income (Loss) 7 Sep-13 Jun-13 Operating income (loss) 309 $ (19,958) $ Adjustments: Restructuring charges 1,365 4,610 ERP integration costs 1,079 1,010 Plant start-up costs 1,050 1,133 Stock-based compensation 660 968 NEC TOKIN investment related expenses 125 1,307 Net loss on sales and disposals of assets 42 - Inventory write down - 3,886 Adjusted operating income (loss) 4,630 $ (7,044) $ (Amounts in thousands) For the Quarters Ended

Adjusted Net Loss and Adjusted EBITDA 8 Sep-13 Jun-13 Net loss (13,098) $ (35,139) $ Adjustments: Restructuring charges 1,365 4,610 Equity loss from NEC TOKIN 1,243 3,377 ERP integration costs 1,079 1,010 Change in value of NEC TOKIN options 383 - Plant start-up costs 1,050 1,133 Amortization included in interest expense 945 1,014 Stock-based compensation 660 968 Net foreign exchange (gain) loss 514 (577) NEC TOKIN investment related expenses 125 1,307 Net loss on sales and disposals of assets 42 - Inventory write down - 3,886 Long-term receivable write down - 1,444 Income tax effect of non-U.S. GAAP adjustments (18) (56) Adjusted net loss (5,710) $ (17,023) $ Adjusted EPS before equity loss from NEC TOKIN - basic (0.13) $ (0.38) $ Adjusted EPS before equity loss from NEC TOKIN - diluted (0.13) $ (0.38) $ Adjusted EBITDA 16,629 $ 7,200 $ Weighted avg. shares - basic 45,092 45,022 Weighted avg. shares - diluted 45,092 45,022 (Amounts in thousands, except percentages and per share data) For the Quarters Ended

Adjusted Operating Income Solid Capacitors 9 Sep-13 Jun-13 Operating income 25,387 $ 12,808 $ Adjustments: Restructuring charges 99 3,045 Net loss on sales and disposals of assets 60 - ERP integration costs 18 622 Inventory write down - 3,886 Stock-based compensation (39) 177 Adjusted operating income 25,525 $ 20,538 $ (Amounts in thousands) For the Quarters Ended

Adjusted Operating Loss Film & Electrolytics 10 Sep-13 Jun-13 Operating loss (3,487) $ (8,043) $ Adjustments: Restructuring charges 1,062 1,410 Plant start-up costs 1,050 1,133 Stock-based compensation 189 137 ERP integration costs 81 389 Net gain on sales and disposals of assets (66) - Adjusted operating loss (1,171) $ (4,974) $ (Amounts in thousands) For the Quarters Ended

Financial Highlights Calculated as accounts receivable, net, plus inventories, net, less accounts payable Calculated by annualizing the current quarter’s Net sales and Cost of sales 11 (Amounts in millions, except DSO and DPO) Sep-13 Jun-13 FX Impact Cash, cash equivalents and restricted cash 72,339 $ 69,006 $ 418 $ Capital expenditures 8,663 $ 15,481 $ Short-term debt 29,772 $ 7,648 $ Long-term debt 370,684 372,865 Debt premium 2,822 2,780 Total debt 403,278 $ 383,293 $ Equity 237,907 $ 244,369 $ 6,360 $ Net working capital (1) 231,309 $ 228,943 $ 990 $ Days in receivables (DSO)(2) 44 45 Days in payables (DPO)(2) 40 44

Sales Summary Q2 FY14 12

Adjusted EBITDA Reconciliation 13 (Amounts in thousands) Sep-13 Jun-13 GAAP Net loss (13,098) $ (35,139) $ Depreciation and amortization 12,049 13,731 Interest expense, net 9,897 9,870 Income tax expense 1,320 1,580 EBITDA 10,168 (9,958) Excluding the following items (Non-GAAP) Restructuring charges 1,365 4,610 Equity loss from NEC TOKIN 1,243 3,377 ERP integration costs 1,079 1,010 Change in value of NEC TOKIN options 383 - Plant start-up costs 1,050 1,133 Stock-based compensation 660 968 Net foreign exchange (gain) loss 514 (577) NEC TOKIN investment related expenses 125 1,307 Net loss on sales and disposals of assets 42 - Inventory write down - 3,886 Long-term receivable write down - 1,444 Adjusted EBITDA 16,629 $ 7,200 $ For the Quarters Ended

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income (loss) represents operating loss, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income (loss) should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 14

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 15

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 16